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                                                                    EXHIBIT 10.1

                             SECOND AMENDMENT TO
               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
                     OF NEW CENTURY SEATTLE PARTNERS, L.P.

     This Second Amendment to the Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P. (this "Second Amendment") dated as of March 10, 1998 is made and entered into by and among Century Management, Inc. ("Century"), KJR Radio, Inc. ("KJR/LP") and The Ackerley Group, Inc. f/k/a Ackerley Communications, Inc. ("Ackerley").

                                   RECITALS:

A. NCSI, CMI, ASDP/New Century, Inc. ("ASDP/LP"), UnionBanCal Venture Corporation f/k/a Union Venture Corporation ("UVC/LP"), KJR and Ackerley are parties to that certain Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P., dated as of July 14, 1994.

B. The Amended and Restated Limited Partnership Agreement was amended pursuant to an Amendment, Waiver and Consent to Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P. dated as of April __, 1996 (as amended, the "Limited Partnership Agreement").

C. Pursuant to a Purchase, Redemption and Termination Agreement, made as of the 17th day of February, 1998, by and among Alta Subordinated Debt Partners III, L.P. ("ASDP"), ASDP/LP, UVC/LP, the PARTNERSHIP, New Century Seattle License Partnership (the "License Partnership"), New Century Seattle Partners (the "Operating Partnership"), NCSI, Century, KJR/LP and Ackerley, the PARTNERSHIP satisfied all outstanding obligations to ASDP/LP and UVC/LP, and ASDP/LP and UVC/LP withdrew as partners of the PARTNERSHIP and relinquished their entire ownership interests in the PARTNERSHIP, including all of their rights and obligations under the Limited Partnership Agreement.

D. The parties wish to amend the Partnership Agreement to reflect the withdrawal of ASDP/NC and UVC as partners of the PARTNERSHIP and to make certain other changes to the Limited Partnership Agreement as set forth herein.

                                   AGREEMENT:

     In consideration of the above recitals and of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1. Defined Terms. Initially capitalized terms used herein which are not otherwise defined shall have the meanings assigned thereto in the Limited Partnership Agreement.

     2. Withdrawal of Partners. The Limited Partnership Agreement is amended to reflect the withdrawal of ASDP/NC and UVC as partners of the PARTNERSHIP.
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     3.  Distributions.  Section 4.1(a) is amended to reflect that, as of
January 1, 1998, all CASH AVAILABLE for DISTRIBUTION shall be distributed to KJR/LP.

     4. Satisfaction of Obligations. All obligations of the Partnership under the Securities Purchase Agreement, and the UVC/LP Securities Purchase Agreement to ASDP, ASDP/LP and UVC/LP have been satisfied.

     5. Ratification. Except as specifically amended hereinabove, the Limited Partnership Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     6. Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed and original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Amended and Restated Limited Partnership Agreement of New Century Seattle Partners, L.P. as of the day and year first above written.


                         CENTURY MANAGEMENT, INC.

                         By:   /s/ Lance W. Anderson
                               ---------------------
                         Name:   Lance W. Anderson
                         Title:  Secretary/Treasurer


                         KJR RADIO, INC.

                         By:   /s/ Denis M. Curley
                               -------------------
                         Name:   Denis M. Curley
                         Title:  Secretary/Treasurer


                         THE ACKERLEY GROUP, INC.

                         By:   /s/ Denis M. Curley
                               -------------------
                         Name:   Denis M. Curley
                         Title:  Secretary/Treasurer